June 30

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2021 (November 1, 2021)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8401 McClure Drive

Fort Smith, Arkansas 72916

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	ARCB	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 2.01 – completion of acquisition or disposition of assets

On November 1, 2021 (the “Closing Date”), ArcBest® (Nasdaq: ARCB) (the “Company,” “we,” us,” or “our”) completed the previously announced acquisition of MoLo Solutions, LLC (“MoLo”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 29, 2021 (the “Transaction”). As a result of the Transaction, Simba Sub, LLC, a wholly owned subsidiary of the Company, merged with and into MoLo, with MoLo surviving the merger as an indirect wholly owned subsidiary of the Company.

On the Closing Date, the Company paid aggregate initial consideration of $235.0 million, subject to certain post-closing adjustments which were estimated at closing and will be finalized post-closing, using cash from its cash reserves. The Merger Agreement also provides for certain additional cash consideration to be paid by the Company based on targets for each of the years ended December 31, 2023, 2024 and 2025, as further described in the Company’s Current Report on Form 8-K filed on September 29, 2021.

The Merger Agreement is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 29, 2021 and is incorporated herein by reference.

ITEM 7.01 – Regulation FD Disclosure

On November 1, 2021, the Company issued a press release announcing the completion of the Transaction. The press release is furnished herewith as Exhibit 99.1.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.

The Company will provide the financial statements required to be filed under Item 9.01 of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

(b) Pro forma financial information.

The Company will provide any pro forma financial information required to be filed under Item 9.01 of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit

99.1*	Press release of the Company, dated November 1, 2021
104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

*Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Se

ARCBEST CORPORATION

(Registrant)

Date:	November 1, 2021	/s/ Michael R. Johns
Michael R. Johns
Vice President – General Counsel
and Corporate Secretary